                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 25, 1999, included in this Form 10-K into Capital Pacific Holdings, Inc.'s previously filed Registration Statement File No. 33-63511

                                                /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                                   Arthur Andersen LLP

Orange County, California
May 25, 1999